UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CBRE Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 13, 2016

Meeting Information

CBRE GROUP, INC.

Meeting Type: Annual Meeting

For holders as of: March 14, 2016

Date: May 13, 2016 Time: 8:30 a.m. (Pacific Time)

Location: 4350 La Jolla Village Drive Suite 250 San Diego, California 92122

You are receiving this communication because you hold shares in the company named above.

CBRE GROUP, INC.

C/O BROADRIDGE This is not a ballot. You cannot use this notice to vote these

P.O. BOX 1342

BRENTWOOD, NY 11717 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy

(see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

P75200 proxy See the materials reverse and side voting of this instructions. notice to obtain

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

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How To Vote

Please Choose One of the Following Voting Methods

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meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the

- P75200 box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

E04423 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote

FOR the following proposals:

1. Elect Directors

Nominees: 2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2016.

1a. Brandon B. Boze

3. Advisory vote to approve named executive officer

compensation for 2015.

1b. Curtis F. Feeny

4. Approve an amendment to our certificate of incorporation

to reduce (to 30%) the stock-ownership threshold

1c. Bradford M. Freeman

required for our stockholders to request a special

stockholder meeting.

1d. Christopher T. Jenny

The Board of Directors recommends you vote AGAINST

the following proposal:

1e. Gerardo I. Lopez

5. Stockholder proposal regarding our stockholders’ ability

to call special stockholder meetings.

1f. Frederic V. Malek

NOTE: To transact any other business properly introduced at

1g. Paula R. Reynolds the Annual Meeting.

1h. Robert E. Sulentic

1i. Laura D. Tyson

1j. Ray Wirta

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